[LOGO](R)

CMA MASSACHUSETTS
MUNICIPAL MONEY FUND

--------------------------------------------------------------------------------

Semi-Annual Report


September 30, 1999
--------------------------------------------------------------------------------

[LOGO]Merrill Lynch

TO OUR SHAREHOLDERS:
================================================================================

For the six-month period ended September 30, 1999, CMA Massachusetts Municipal Money Fund paid shareholders a net annualized yield of 2.60%*. As of September 30, 1999, the Fund's 7-day yield was 2.98%.

Economic Environment

The commonwealth of Massachusetts continued to lead the Northeast in economic growth during the six-month period ended September 30, 1999. With the commonwealth's economy creating jobs at a stable 1.5% pace over the year, the seasonally adjusted unemployment rate remained stable at around 3.1%, well below the national average. Massachusetts' high-technology and securities industries remained strong as expansion continued at a robust pace. The construction industry has also continued to expand rapidly as building in the private, commercial and public sectors surges in the metropolitan areas, especially Boston. Overall, the only constraints to the commonwealth's continued expansion are associated with the lack of available skilled labor.

Strong economic conditions throughout fiscal year 1999 allowed the commonwealth to finish another exceptional year with total revenues of $14.3 billion, 1.8% above fiscal year 1998's total revenues and well above original budget estimates. These positive results came on the heels of the tax reduction initiated by Governor Cellucci during fiscal year 1999. In addition, Massachusetts began fiscal year 2000 on a positive note, since revenue collections for the first three months amounted to $3.51 billion, or 2% above the comparable period last year. Massachusetts continued its trend of avoiding additional borrowings in the short-term municipal market to finance daily operations, since strong economic conditions continue to produce positive revenue streams. As participants of the commonwealth's good fortune, the various Massachusetts' municipalities continued to reduce the need to borrow to finance daily operations. However, an increased need for classrooms has increased borrowings for school funding. This combination of borrowing needs increased local issuance to $1.9 billion for the six-month period.

Investment Strategy

We began the six-month period ended September 30, 1999 with a more defensive investment strategy. We allowed the Fund's average life, which was in the 40-day range at the start of the period, to decline to the 25-day range. This decline was in response to a lack of incentive to extend the average life with economic conditions remaining strong, the yield curve being fairly flat and our preparation for seasonal tax-related redemptions. We concentrated on maintaining a high percentage of variable rate demand notes (VRDNs) and tax-exempt commercial paper between 30 days-60 days, while allowing the Fund's municipal note positions to mature.

With strong domestic economic conditions and overseas economic conditions improving, the Treasury market continued to become more defensive, especially as Federal Reserve Board members hinted at a possible interest rate increase. During this period, a reduced amount of municipal issuance allowed yields on longer-dated municipal notes to remain at artificially low levels relative to the comparable Treasury securities. It was not until June, with an approaching Federal Open Market Committee meeting combined with an increased amount of municipal issuance and reduced investor participation, that municipal yields adjusted to more attractive levels

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

================================================================================

relative to Treasury securities. We began to selectively purchase longer-dated Massachusetts municipal notes as yield levels increased from the 3.10%-3.15% range to the 3.55%-3.60% range. We made these purchases for diversification reasons, as well as in an effort to stabilize the Fund's yield from volatile fluctuations of VRDN yields.

The Fund, whose average life had increased to the 45-day range, was well situated when the Federal Reserve Board increased the Federal Funds rate by 25 basis points (0.25%) to 5.00% on June 30, 1999. However, in a surprise move, the Federal Reserve Board also changed its bias to neutral, which suggested that there might not be the need for any further interest rate increases. This change in bias combined with a large influx of subscriptions in the beginning of July allowed the municipal market to rally, with yields on longer-dated securities declining to the 3.45% range. On August 24, 1999, the Federal Reserve Board again raised the Federal Funds rate 25 basis points to 5.25% while maintaining a neutral bias. Yields on one-year Treasury bills increased to the 5.25% range while the comparable one-year Massachusetts municipal note increased to the 3.70% range. During this period, we purchased additional notes in anticipation of a reduced amount of issuance available in the coming months and for diversification purposes. This reduction in municipal issuance was anticipated as a result of strong economic conditions translating into solid balance sheets for various municipalities, which allowed them to reduce their borrowing needs. These purchases resulted in the average life of the Fund increasing to the 70-day range.

In Conclusion

In the coming months, we expect to adopt a neutral approach to the municipal market. In addition, we expect to increase our purchases of VRDNs in anticipation of potential year-end uncertainties. We will continue to closely monitor credit quality and at the same time seek to maintain an attractive tax-exempt yield for our shareholders.

We thank you for your support of CMA Massachusetts Municipal Money Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Kevin A. Schiatta

Kevin A. Schiatta
Vice President and Portfolio Manager

November 10, 1999

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CMA MASSACHUSETTS MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1999                  (IN THOUSANDS)
================================================================================

                    Face                                                                                      Value
State              Amount                                          Issue                                    (Note 1a)
---------------------------------------------------------------------------------------------------------------------
Massachusetts--    $ 7,650   Attleboro, Massachusetts, GO, BAN, 4.25% due 8/03/2000 ........................ $  7,684
99.5%                2,697   Berkshire Regional Transit Authority, Massachusetts, GO, RAN,
                             3.90% due 7/28/2000 ...........................................................    2,702
                     2,200   Boston, Massachusetts, Industrial Financing Authority, IDR
                             (Acme Bookbinding Co.), VRDN, AMT, 3.90% due 9/01/2006 (a) ....................    2,200
                     5,000   Boston, Massachusetts, Water and Sewer Commission Revenue Bonds,
                             VRDN, Series SG-75, 3.76% due 11/01/2019 (a) ..................................    5,000
                     3,589   Cape Cod, Massachusetts, Regional Transit Authority, GO, RAN,
                             3.75% due 7/07/2000 ...........................................................    3,594
                    14,883   Clipper Tax-Exempt Trust, Massachusetts, Revenue Bonds, VRDN, AMT,
                             3.92% due 9/01/2004 (a) .......................................................   14,883
                     2,666   Dartmouth, Massachusetts, GO, BAN, 3.50% due 10/28/1999 .......................    2,667
                             Eagle Tax-Exempt Trust, Massachusetts, GO, VRDN (a):
                     9,600       Series 97C-2102, 3.84% due 2/01/2011 ......................................    9,600
                    11,400       Series 97C-2103, 3.84% due 2/01/2006 ......................................   11,400
                     1,130   Falmouth, Massachusetts, GO, BAN, 3.95% due 8/11/2000 .........................    1,133
                     7,371   Fitchburg, Massachusetts, GO, BAN, 3.45% due 12/10/1999 .......................    7,375
                     9,445   Gloucester, Massachusetts, GO, BAN, 4% due 8/03/2000 ..........................    9,483
                     3,485   Hopkinton, Massachusetts, GO, Refunding, BAN, 3.75% due 8/02/2000 .............    3,491
                     3,850   Lowell, Massachusetts, Regional Transit Authority Revenue Bonds, RAN,
                             3.80% due 8/04/2000 ...........................................................    3,856
                     7,300   Marshfield, Massachusetts, GO, BAN, 4% due 9/08/2000 ..........................    7,330
                     3,500   Massachusetts State Development Finance Agency, Environmental
                             Improvement Revenue Bonds (The Mead Corporation Project), VRDN,
                             AMT, Series A, 3.90% due 11/01/2033 (a) .......................................    3,500
                             Massachusetts State Development Finance Agency, IDR, VRDN, AMT (a):
                     2,700       (Seafood Services Inc. Project), Series A, 3.90% due 12/01/2023 ...........    2,700
                     1,600       (Ward Hill Central Products Inc.), 3.40% due 8/01/2016 ....................    1,600
                     5,000   Massachusetts State Development Finance Agency, Revenue Refunding Bonds
                             (Boston Renaissance Charter), VRDN, 3.82% due 7/01/2024 (a) ...................    5,000
                     3,255   Massachusetts State, FLOATS, Series SG-126, 3.76% due 8/01/2018 (a) ...........    3,255
                     5,000   Massachusetts State, HFA, S/F Housing Revenue Bonds, Series B-2,
                             3% due 11/15/1999 .............................................................    5,000
                             Massachusetts State Health and Educational Facilities Authority
                             Revenue Bonds, VRDN (a):
                     4,000       (Becker College), Series A-1, 3.70% due 7/01/2028 .........................    4,000
                    13,800       (Capital Asset Program), Series E, 3.70% due 1/01/2035 ....................   13,800
                     5,200       (Partners Healthcare System), Series P-2, 3.70% due 7/01/2027 (c) .........    5,200
                     6,000       (Wellesley College), Series G, 3.85% due 7/01/2039 ........................    6,000

Portfolio Abbreviations for CMA Massachusetts Municipal Money Fund

AMT        Alternative Minimum Tax (subject to)
BAN        Bond Anticipation Notes
CP         Commercial Paper
FLOATS     Floating Rate Securities
GO         General Obligation Bonds
HFA        Housing Finance Agency
IDR        Industrial Development Revenue Bonds
PCR        Pollution Control Revenue Bonds
RAN        Revenue Anticipation Notes
S/F        Single-Family
VRDN       Variable Rate Demand Notes

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CMA MASSACHUSETTS MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1999 (CONTINUED)      (IN THOUSANDS)
================================================================================

                    Face                                                                                      Value
State              Amount                                          Issue                                    (Note 1a)
---------------------------------------------------------------------------------------------------------------------
Massachusetts                Massachusetts State Health and Educational Facilities Authority, Revenue
(continued)                  Refunding Bonds:
                   $18,000       (Boston University), CP, Series H, 3.45% due 11/04/1999 ................... $ 18,000
                     6,200       (Capital Asset Program), VRDN, Series C, 3.90% due 7/01/2005 (a)(b) .......    6,200
                     3,900       (Harvard University), VRDN, Series I, 3.80% due 2/01/2016 (a) .............    3,900
                     6,005   Massachusetts State Industrial Finance Agency, Health Care Facility
                             Revenue Bonds (Beverly Enterprises), VRDN, 3.95% due 4/01/2009 (a) ............    6,005
                     4,000   Massachusetts State Industrial Finance Agency, PCR (Holyoke Water & Power
                             Company Project), VRDN, AMT, 3.70% due 12/01/2020 (a) .........................    4,000
                             Massachusetts State Industrial Finance Agency, Industrial Revenue Bonds,
                             VRDN (a):
                     3,030       (AFC Cable Systems Inc. Issue), AMT, 4.10% due 7/01/2016 ..................    3,030
                     1,800       (America Technology Corp. Project), 3.90% due 8/01/2022 ...................    1,800
                     2,000       (BBB Esquire LLC), AMT, 3.90% due 12/01/2016 ..............................    2,000
                     2,900       (Foilmark Manufacturing), AMT, Series A, 3.90% due 6/01/2010 ..............    2,900
                     2,775       (Garlock Printing Corp.), AMT, 4.10% due 12/01/2017 .......................    2,775
                     3,570       (The Gem Group Inc. Issue), AMT, 4.10% due 7/01/2016 ......................    3,570
                     1,930       (Haverdyne Co. LLC Issue), AMT, 3.75% due 9/01/2017 .......................    1,930
                     3,285       (Insco Corporation Issue), AMT, 4% due 9/01/2008 ..........................    3,285
                     2,725       (James F. & Judith Matthews), AMT, 3.95% due 9/01/2013 ....................    2,725
                     2,800       (Lavigne Issue), AMT, 4% due 8/01/2008 ....................................    2,800
                     2,610       (Matco Electric Group Inc. Issue), AMT, 3.95% due 7/01/2004 ...............    2,610
                     3,050       (Mercer Paper Tube Corp.), AMT, 3.95% due 11/01/2011 ......................    3,050
                     1,600       (October Co. Inc. Project), AMT, 3.90% due 12/01/2017 .....................    1,600
                     6,500       (Star Container Corp. Issue), 4.10% due 2/01/2018 .........................    6,500
                     1,900       (Sterling Realty Trust LLC Project), AMT, 3.90% due 12/01/2017 ............    1,900
                     2,400       (Tamasi Family Ltd. Partnership Issue), AMT, 3.80% due 5/01/2013 ..........    2,400
                       678       (Techprint/Techgraphics), AMT, 3.90% due 6/01/2017 ........................      678
                     3,000       (Telcom USA Inc. Issue), AMT, 4.10% due 8/01/2016 .........................    3,000
                     3,730       (Valkyrie Co. Inc.), AMT, 4% due 5/01/2013 ................................    3,730
                     2,845       (WBC Extrusion Products Issue), AMT, 3.90% due 4/01/2006 ..................    2,845
                     2,680       (William F. Rogers Issue), AMT, 4.10% due 11/01/2006 ......................    2,680
                     1,350       (ZBR Ltd. Partnership), AMT, 3.90% due 4/15/2017 ..........................    1,350
                     4,215       (ZBR Ltd. Partnership Issue), AMT, 4.10% due 4/15/2015 ....................    4,215
                             Massachusetts State Industrial Finance Agency, Industrial Revenue
                             Refunding Bonds, VRDN, AMT (a):
                     1,475       (Carand Realty Trust Issue), 3.75% due 5/01/2017 ..........................    1,475
                     4,400       (Lightolier Inc. Project), 3.80% due 7/29/2010 ............................    4,400
                     2,940       (New England Biolabs), 3.90% due 3/01/2016 ................................    2,940
                     5,600   Massachusetts State Industrial Finance Agency, PCR (New England Power Co.
                             Project), CP, Series A, 3.45% due 10/28/1999 ..................................    5,600
                             Massachusetts State Industrial Finance Agency Revenue Bonds, VRDN (a):
                     2,500       (Gordon College Issue), 3.65% due 12/01/2027 ..............................    2,500
                     3,000       (Governor Dummer Academy), 3.65% due 7/01/2026 ............................    3,000
                     1,825       (Heritage at Dartmouth Project), AMT, 3.85% due 12/01/2028 ................    1,825
                     1,808       (Lower Mills Association II L.P.), 3.70% due 12/01/2020 ...................    1,808
                     1,150       (Whitehead Institute Biomed Research), 3.70% due 7/01/2026 ................    1,150
                             Massachusetts State Industrial Finance Agency, Revenue Refunding
                             Bonds, VRDN (a):
                     1,135       (Easy Day Realty Trust Project), Series A, 3.75% due 7/01/2006 ............    1,135
                     2,940       (Mount IDA College Issue), 3.65% due 12/01/2027 ...........................    2,940
                     1,200       (Showa Women's Institute Inc.), 3.85% due 3/15/2004 .......................    1,200

--------------------------------------------------------------------------------
CMA MASSACHUSETTS MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1999 (CONCLUDED)      (IN THOUSANDS)
================================================================================

                    Face                                                                                      Value
State              Amount                                          Issue                                    (Note 1a)
---------------------------------------------------------------------------------------------------------------------
Massachusetts                Massachusetts State Industrial Finance Agency, Solid Waste Disposal
(concluded)                  Revenue Bonds (E.L. Harvey & Sons Inc.), VRDN, AMT (a):
                   $ 2,520       4.10% due 1/01/2011 ....................................................... $  2,520
                     2,895       4% due 6/01/2013 ..........................................................    2,895
                    10,785   Massachusetts State Turnpike Authority, Metropolitan Highway System
                             Revenue Bonds, FLOATS, VRDN, Series SG-124, 3.76% due 1/01/2029 (a) ...........   10,785
                     5,500   Massachusetts State Water Resources Authority Revenue Bonds, VRDN,
                             Series A, 3.75% due 4/01/2028 (a)(d) ..........................................    5,500
                     3,400   Melrose, Massachusetts, GO, BAN, 4% due 8/16/2000 .............................    3,412
                     5,000   Monson, Massachusetts, GO, BAN, 4% due 8/11/2000 ..............................    5,017
                     7,800   Montachusett, Massachusetts, Regional Transit Authority Revenue Bonds,
                             RAN, 3.80% due 6/23/2000 ......................................................    7,815
                     2,000   Quincy, Massachusetts, BAN, 3.75% due 6/15/2000 ...............................    2,000
                     9,135   Saugus, Massachusetts, GO, BAN, 3.75% due 5/25/2000 ...........................    9,150
                             Springfield, Massachusetts, GO, BAN:
                     6,250       4.25% due 3/02/2000 .......................................................    6,267
                     2,880       4% due 6/23/2000 ..........................................................    2,890
                     2,075   Taunton, Massachusetts, Industrial Development Financing Authority, IDR
                             (CD Realty Trust IX Project), VRDN, AMT, 3.65% due 2/01/2010 (a) ..............    2,075
                     4,290   Waltham, Massachusetts, GO, Refunding, BAN, 3.55% due 12/15/1999 ..............    4,291
                             Westfield, Massachusetts, BAN:
                     5,825       3.50% due 10/22/1999 ......................................................    5,827
                     4,500       GO, 3.75% due 10/22/1999 ..................................................    4,502
                     7,445   Wilmington, Massachusetts, GO, BAN, 3.50% due 6/29/2000 .......................    7,445
---------------------------------------------------------------------------------------------------------------------
                             Total Investments (Cost--$356,295*)--99.5% ....................................  356,295

                             Other Assets Less Liabilities--0.5% ...........................................    1,809
                                                                                                             --------
                             Net Assets--100.0% ............................................................ $358,104
                                                                                                             ========
=====================================================================================================================

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 1999.
(b)   MBIA Insured.
(c)   FSA Insured.
(d)   AMBAC Insured.
*     Cost for Federal income tax purposes.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
CMA MASSACHUSETTS MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 1999
================================================================================

Assets:
Investments, at value (identified cost--$356,295,044) (Note 1a) .......................                   $ 356,295,044
Cash ..................................................................................                          36,494
Interest receivable ...................................................................                       1,952,282
Prepaid registration fees and other assets (Note 1d) ..................................                           4,440
                                                                                                          -------------
Total assets ..........................................................................                     358,288,260
                                                                                                          -------------
Liabilities:
Payables:
  Distributor (Note 2) ................................................................   $      89,286
  Investment adviser (Note 2) .........................................................          29,166         118,452
                                                                                          -------------
Accrued expenses and other liabilities ................................................                          65,975
                                                                                                          -------------
Total liabilities .....................................................................                         184,427
                                                                                                          -------------
Net Assets ............................................................................                   $ 358,103,833
                                                                                                          =============
Net Assets Consist of:
Shares of beneficial interest, $.10 par value, unlimited number of shares authorized ..                   $  35,811,024
Paid-in capital in excess of par ......................................................                     322,299,120
Accumulated realized capital losses--net (Note 4) .....................................                          (6,311)
                                                                                                          -------------
Net Assets--Equivalent to $1.00 per share based on 358,110,243 shares of beneficial
interest outstanding ..................................................................                   $ 358,103,833
                                                                                                          =============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
CMA MASSACHUSETTS MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999
================================================================================

Investment Income (Note 1c):
Interest and amortization of premium earned ..........              $ 5,864,844

Expenses:
Investment advisory fees (Note 2) .................... $   891,980
Distribution fees (Note 2) ...........................     218,664
Transfer agent fees (Note 2) .........................      26,868
Professional fees ....................................      26,453
Accounting services (Note 2) .........................      25,814
Registration fees (Note 1d) ..........................      24,099
Custodian fees .......................................      15,256
Printing and shareholder reports .....................      10,438
Pricing fees .........................................       3,648
Trustees' fees and expenses ..........................         994
Other ................................................       1,884
                                                       -----------
Total expenses .......................................                1,246,098
                                                                    -----------
Investment income--net ...............................                4,618,746
Realized Loss on Investments--Net (Note 1c) ..........                   (5,573)
                                                                    -----------
Net Increase in Net Assets Resulting from Operations..              $ 4,613,173
                                                                    ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
CMA MASSACHUSETTS MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================

                                                                                   For the Six    For the Year
                                                                                  Months Ended        Ended
                                                                                  September 30,      March 31,
Increase (Decrease) in Net Assets:                                                     1999            1999
---------------------------------------------------------------------------------------------------------------
Operations:
Investment income--net .........................................................  $   4,618,746   $   8,069,196
Realized loss on investments--net ..............................................         (5,573)             --
                                                                                  -------------  --------------
Net increase in net assets resulting from operations ...........................      4,613,173       8,069,196
                                                                                  -------------  --------------
Dividends to Shareholders (Note 1e):
Investment income--net .........................................................     (4,618,746)     (8,069,196)
                                                                                  -------------  --------------
Net decrease in net assets resulting from dividends to shareholders ............     (4,618,746)     (8,069,196)
                                                                                  -------------  --------------
Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares ...............................................    888,438,816   1,153,307,132
Net asset value of shares issued to shareholders in reinvestment of dividends
(Note 1e) ......................................................................      4,618,788       8,069,355
                                                                                  -------------  --------------
                                                                                    893,057,604   1,161,376,487
Cost of shares redeemed ........................................................   (866,385,431) (1,098,868,410)
                                                                                  -------------  --------------
Net increase in net assets derived from beneficial interest transactions .......     26,672,173      62,508,077
                                                                                  -------------  --------------
Net Assets:
Total increase in net assets ...................................................     26,666,600      62,508,077
Beginning of period ............................................................    331,437,233     268,929,156
                                                                                  -------------  --------------
End of period ..................................................................  $ 358,103,833   $ 331,437,233
                                                                                  =============  ==============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
CMA MASSACHUSETTS MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS
================================================================================

The following per share data and ratios have been derived      For the Six
from information provided in the financial statements.        Months Ended              For the Year Ended March 31,
                                                              September 30,  -----------------------------------------------
Increase (Decrease) in Net Asset Value:                            1999          1999         1998         1997         1996
----------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period .......................   $   1.00      $   1.00     $   1.00     $   1.00     $   1.00
                                                               --------      --------     --------     --------     --------
Investment income--net .....................................        .01           .03          .03          .03          .03
Realized gain (loss) on investments--net ...................         --+           --           --+          --+          --+
                                                               --------      --------     --------     --------     --------
Total from investment operations ...........................        .01           .03          .03          .03          .03
                                                               --------      --------     --------     --------     --------
Less dividends from investment income--net .................       (.01)         (.03)        (.03)        (.03)        (.03)
                                                               --------      --------     --------     --------     --------
Net asset value, end of period .............................   $   1.00      $   1.00     $   1.00     $   1.00     $   1.00
                                                               ========      ========     ========     ========     ========
Total Investment Return ....................................       2.60%*        2.77%        3.03%        2.84%        3.04%
                                                               ========      ========     ========     ========     ========
Ratios to Average Net Assets:
Expenses ...................................................        .70%*         .72%         .72%         .76%         .76%
                                                               ========      ========     ========     ========     ========
Investment income--net .....................................       2.59%*        2.72%        2.98%        2.78%        3.00%
                                                               ========      ========     ========     ========     ========
Supplemental Data:
Net assets, end of period (in thousands) ...................   $358,104      $331,437     $268,929     $200,598     $189,482
                                                               ========      ========     ========     ========     ========

*     Annualized.
+     Amount is less than $.01 per share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
CMA MASSACHUSETTS MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS
================================================================================

1. Significant Accounting Policies:

CMA Massachusetts Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: .50% of the first $500 million of average daily net assets; .425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .375% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940,

--------------------------------------------------------------------------------


================================================================================

Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of
 .125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Shares of Beneficial Interest:

The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:

At March 31, 1999, the Fund had a net capital loss carryforward of approximately $1,000, all of which expires in 2004. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------
CMA MASSACHUSETTS MUNICIPAL MONEY FUND
OFFICERS AND TRUSTEES
================================================================================

Terry K. Glenn--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Richard R. West--Trustee
Arthur Zeikel--Trustee
Vincent R. Giordano--Senior Vice President
Edward J. Andrews--Vice President
Peter J. Hayes--Vice President
Kenneth A. Jacob--Vice President
Steven T. Lewis--Vice President
Darrin J. SanFillippo--Vice President
Kevin A. Schiatta--Vice President
Helen Marie Sheehan--Vice President
Donald C. Burke--Vice President and Treasurer
William E. Zitelli--Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*

*     For inquiries regarding your CMA account, call (800) CMA-INFO [(800)
      262-4636].

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.

CMA Massachusetts
Municipal Money Fund
Box 9011
Princeton, NJ 08543-9011                                            #11283--9/99

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